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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  May 7, 2002

                              SAFLINK Corporation
            (Exact name of registrant as specified in its charter)

           Delaware                       0-20270               95-4346070
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer)
 incorporation or organization)                              Identification No.)

                             11911 NE 1st Street
                                 Suite B-304
                       Bellevue, Washington 98005-3032

              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code:  (425) 278-1100



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Item 7.  Financial Statements and Exhibits.

   (c)   Exhibits.

      99.1 Information to be disclosed at presentation on May 8, 2002

      99.2 Presentation entitled "SAFLINK Corporation"

Item 9.  Regulation FD Disclosure.

   On May 8, 2002, SAFLINK Corporation ("SAFLINK") will give a presentation before securities analysts and others wherein SAFLINK will discuss the Company's outlook and strategy for fiscal year 2002. Exhibit 99.1 contains the information that will be disclosed at this presentation.

  This Current Report on Form 8-K contains statements and information about management's view of the Company's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements include without limitation statements regarding our expectations and beliefs about our ability to obtain the substantial financing we will need for our operations, our expectations and beliefs about the market and industry, our goals, plans, and expectations regarding our products and services and product development, our intentions and strategies regarding customers and customer relationships, our relationships with the software development community, our intent to continue to invest resources in research and development, our intent to develop relationships and strategic alliances, our beliefs regarding the future success of our products and services, our expectations and beliefs regarding competition, competitors, the basis of competition and our ability to compete, our expectations regarding future growth and financial performance, our expectations regarding licensing arrangements and our revenues, our expectations and beliefs regarding revenue and revenue growth, our expectations regarding our strategies and long-term strategic relationships, and our beliefs and expectations regarding our results of operation and
financial position.   These statements are subject to risks and uncertainties
that could cause actual results and events to differ materially from those anticipated, including our failure to obtain the substantial financing we will need for our operations on acceptable terms, or at all; our recurring losses from operations, our working capital deficit and our ability to continue as a going concern; the outcome of a lawsuit brought against us by International Interest Group, Inc.; the failure of the biometrics market to experience significant growth or broad acceptance of products in this market; the ability of a small group of stockholders to significantly influence our affairs; our ability to compete with competitors with greater financial and technical resources and greater ability to respond to market changes; our ability to take advantage of sales opportunities in the future given the reduction in our workforce of sales and marketing personnel; our new management structure and that many of our key executive officers have not held their positions for very long; the limited public market for our common stock as a result of our stock being delisted from the Nasdaq SmallCap Market ; our dependence on third parties for our product distribution; the limited number of customers from which our historic revenues have been derived; our ability to keep up with rapid technological change in the software industry; and our limited experience in doing business outside the United States and the application of Canadian laws or regulations not previously applicable to our business. Some of the uncertainties that may affect future results are discussed in more detail in our periodic filings with the SEC.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SAFLINK Corporation


May 7, 2002                            By: /s/ Glenn Argenbright
                                           -------------------------------------
                                           Glenn Argenbright
                                           President and Chief Executive Officer

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                                 EXHIBIT INDEX


Exhibit No.   Description
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99.1          Information to be disclosed at presentation on May 8, 2002

99.2          Presentation entitled "SAFLINK Corporation"

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